UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 7, 2007

RENTRAK CORPORATION
(Exact name of registrant as specified in charter)

Oregon
(State or other jurisdiction of incorporation)

0-15159	93-0780536
(Commission File Number)	(IRS Employer Identification No.)

One Airport Center
7700 N.E. Ambassador Place
Portland, Oregon	97220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(503) 284-7581

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2007, Rentrak Corporation issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

The following exhibit is furnished with this Form 8-K:

99.1	Press Release dated August 7, 2007, announcing financial results for first fiscal quarter ended June 30, 2007.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENTRAK CORPORATION

Dated: August 7, 2007	By:	/s/ Mark L. Thoenes

Mark L. Thoenes
Executive Vice President and
Chief Financial Officer